UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 29, 2022

CEA INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 S. Pierce Ave, Ste C,

Louisville, CO 80027

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 993-5271

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CEAD	Nasdaq Capital Market
Warrants to purchase Common Stock	CEADW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 29, 2022, at 8:30 AM, Mountain Time, CEA Industries Inc. (“Company”) called the annual meeting of stockholders to order. There not being a quorum, Mr. McDonald, the CEO and a director of the Company, announced that the meeting would be adjourned to October 6, 2022, at 1:00 PM, Mountain Time.

The record date for the adjourned meeting will continue to be July 8, 2022.

Mr. McDonald noted that the Company had received proxies for 3,540,460 shares of common stock outstanding for 44.512% of the shares eligible to vote at the meeting. For approval of the adjournment, the Company had received 3,294,406 or 41.418% of the voted shares eligible to vote at the meeting in favor of an adjournment, in the event that it was needed. Because the votes were generally in favor of electing the designated slate of directors and of ratification of the current accounting firm to continue as the independent auditors, as discussed in the Proxy Statement, dated July 8, 2022, the Company adjourned the annual meeting to continue to solicit votes on these proposals.

The Company has engaged Advantage Proxy, Inc. to help it solicit the votes of outstanding shares that have not yet returned a proxy. The Company will pay to Advantage Proxy, Inc. a fee of $5,000, plus expenses, which are estimated to be $500.

Shareholders who have already voted their shares or otherwise provided a proxy need not do anything further, as their shares will be deemed attending the adjourned meeting and counted as previously voted, unless affirmatively changed or withdrawn.

The Company’s Board of Directors continues to recommend a vote in favor of the proposals presented in the Proxy Statement for the reasons described therein, including (i) the election of the five director nominees named in the Proxy Statement to serve on the Board of Directors for a term of one year or until their respective successors are duly elected and qualified, (ii) to ratify the selection of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iii) to approve any adjournment of the Annual Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals.

Item 9.01 Financial Statements and Exhibits

(a)	Not Applicable

(b)	Not Applicable

(c)	Not Applicable

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated August 30, 2022, relating to adjournment of annual meeting

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2022	CEA INDUSTRIES INC.

	By	/s/ Anthony K. McDonald
Anthony K. McDonald
President and Chief Executive Officer